UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 3, 2008
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01.	Other Events.
A putative class action, Harris, Ernest and Mattie v. FIS Foreclosure Solutions, Inc., which alleged that a subsidiary of Lender Processing Services, Inc. (“LPS”) engaged in unlawful attorney fee-splitting practices in its default management business, was dismissed with prejudice on December 3, 2008. The case was originally filed on January 16, 2008 as an adversary proceeding in the U.S. Bankruptcy Court in the Southern District of Texas, and subsequently removed to the U.S. District Court for the Southern District of Texas in April 2008. In connection with the action, LPS paid no monetary damages (including no attorney fees, costs or expenses) nor was the plaintiff granted any equitable relief.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: December 3, 2008	By:	/s/ Todd C. Johnson
Todd C. Johnson
Executive Vice President General Counsel and Corporate Secretary